Exhibit 99.2 MALIBU BOATS, INC. ACQUISITION OF PURSUIT BOATS OUR MISSION: AT MALIBU BOATS WE CREATE THE ULTIMATE ON THE WATER LIFESTYLE. 1Exhibit 99.2 MALIBU BOATS, INC. ACQUISITION OF PURSUIT BOATS OUR MISSION: AT MALIBU BOATS WE CREATE THE ULTIMATE ON THE WATER LIFESTYLE. 1

FORWARD LOOKING STATEMENTS This presentation includes forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Forward-looking statements can be identified by such words and phrases as “believes,” “anticipates,” “expects,” “intends,” “estimates,” “may,” “will,” “should,” “continue” and similar expressions, comparable terminology or the negative thereof, and includes the statements in this presentation regarding the expected timing for closing of the transaction and financing, the expected financial and business impact of the transaction, including the expected impact on Malibu Boats, Inc.’s (“Malibu”) earnings per share for fiscal year 2019, the expected performance of Pursuit Boats (“Pursuit”), the anticipated tax benefits, the anticipated cost and operational synergies and the expected performance of the outboard offerings and the U.S. marine market. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward- looking statements, including, but not limited to: the satisfaction of the closing conditions to the transaction and conditions for borrowing under our amended revolving line of credit, our ability to efficiently integrate the operations and business of Pursuit upon completion of the transaction, general industry, economic and business conditions, demand for our products, changes in consumer preferences, competition within our industry, our reliance on our network of independent dealers, our ability to manage our manufacturing levels and our large fixed cost base, the successful introduction of our new products, the success of our engine integration strategy, the impact of the Tax Cut and Jobs Act of 2017, the successful integration of Cobalt Boats, LLC into our business and other factors affecting us detailed from time to time in our filings with the Securities and Exchange Commission. Many of these risks and uncertainties are outside our control, and there may be other risks and uncertainties which we do not currently anticipate because they relate to events and depend on circumstances that may or may not occur in the future. Although we believe that the expectations reflected in any forward-looking statements are based on reasonable assumptions at the time made, we can give no assurance that our expectations will be achieved. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation (and we expressly disclaim any obligation) to update or supplement any forward-looking statements that may become untrue because of subsequent events, whether because of new information, future events, changes in assumptions or otherwise. THREE ICONIC BRANDS, ONE GREAT MALIBU BOATS INC. COMPANY 2 2FORWARD LOOKING STATEMENTS This presentation includes forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Forward-looking statements can be identified by such words and phrases as “believes,” “anticipates,” “expects,” “intends,” “estimates,” “may,” “will,” “should,” “continue” and similar expressions, comparable terminology or the negative thereof, and includes the statements in this presentation regarding the expected timing for closing of the transaction and financing, the expected financial and business impact of the transaction, including the expected impact on Malibu Boats, Inc.’s (“Malibu”) earnings per share for fiscal year 2019, the expected performance of Pursuit Boats (“Pursuit”), the anticipated tax benefits, the anticipated cost and operational synergies and the expected performance of the outboard offerings and the U.S. marine market. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward- looking statements, including, but not limited to: the satisfaction of the closing conditions to the transaction and conditions for borrowing under our amended revolving line of credit, our ability to efficiently integrate the operations and business of Pursuit upon completion of the transaction, general industry, economic and business conditions, demand for our products, changes in consumer preferences, competition within our industry, our reliance on our network of independent dealers, our ability to manage our manufacturing levels and our large fixed cost base, the successful introduction of our new products, the success of our engine integration strategy, the impact of the Tax Cut and Jobs Act of 2017, the successful integration of Cobalt Boats, LLC into our business and other factors affecting us detailed from time to time in our filings with the Securities and Exchange Commission. Many of these risks and uncertainties are outside our control, and there may be other risks and uncertainties which we do not currently anticipate because they relate to events and depend on circumstances that may or may not occur in the future. Although we believe that the expectations reflected in any forward-looking statements are based on reasonable assumptions at the time made, we can give no assurance that our expectations will be achieved. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation (and we expressly disclaim any obligation) to update or supplement any forward-looking statements that may become untrue because of subsequent events, whether because of new information, future events, changes in assumptions or otherwise. THREE ICONIC BRANDS, ONE GREAT MALIBU BOATS INC. COMPANY 2 2

TRANSACTION ANNOUNCEMENT SUMMARY Acquire the assets of Pursuit Boats for $100 million Entry into one of the largest and fastest growing segments in the marine industry with a premium, proven brand Anticipated to be immediately accretive to FY19 (1) earnings per share (1) Excluding purchase accounting and acquisition costs THREE ICONIC BRANDS, ONE GREAT MALIBU BOATS INC. COMPANY 3 3TRANSACTION ANNOUNCEMENT SUMMARY Acquire the assets of Pursuit Boats for $100 million Entry into one of the largest and fastest growing segments in the marine industry with a premium, proven brand Anticipated to be immediately accretive to FY19 (1) earnings per share (1) Excluding purchase accounting and acquisition costs THREE ICONIC BRANDS, ONE GREAT MALIBU BOATS INC. COMPANY 3 3

COMPELLING INVESTMENT THESIS Strategic transaction expands Malibu’s premium brand offering into the saltwater outboard fishing market Saltwater outboard fishing market is one of the largest and fastest growing segments in the marine industry Broadens Malibu’s breadth of boat offerings, diversifies end markets and boosts growth profile Ability to leverage manufacturing, design expertise and distribution to accelerate outboard growth Anticipated to be immediately accretive transaction and aligned with Malibu’s M&A strategy THREE ICONIC BRANDS, ONE GREAT MALIBU BOATS INC. COMPANY 4 4COMPELLING INVESTMENT THESIS Strategic transaction expands Malibu’s premium brand offering into the saltwater outboard fishing market Saltwater outboard fishing market is one of the largest and fastest growing segments in the marine industry Broadens Malibu’s breadth of boat offerings, diversifies end markets and boosts growth profile Ability to leverage manufacturing, design expertise and distribution to accelerate outboard growth Anticipated to be immediately accretive transaction and aligned with Malibu’s M&A strategy THREE ICONIC BRANDS, ONE GREAT MALIBU BOATS INC. COMPANY 4 4

PURSUIT BOATS AT A GLANCE A Leader in the Saltwater Outboard Fishing Boat Market Proven Product Design Expertise Strong Reputation for Innovation and Quality High Growth Market with Momentum Numerous Opportunities for Growth and Profitability Enhancement Maintains a Loyal Customer Base THREE ICONIC BRANDS, ONE GREAT MALIBU BOATS INC. COMPANY 5 5PURSUIT BOATS AT A GLANCE A Leader in the Saltwater Outboard Fishing Boat Market Proven Product Design Expertise Strong Reputation for Innovation and Quality High Growth Market with Momentum Numerous Opportunities for Growth and Profitability Enhancement Maintains a Loyal Customer Base THREE ICONIC BRANDS, ONE GREAT MALIBU BOATS INC. COMPANY 5 5

PURSUIT EVOLUTION

Key Statistics ($MM)

$124	TTM June 2018 Net Sales
15	# of Boat Models
~40	# of Dealers
~12+ years	Length of Dealer Relationships
1	Dedicated Facility
~230k	Facility Size (Sq. ft.)

Company Overview

- **1974:** S2 Yachts, Inc. ("S2"), parent company, is founded
  - Privately-owned manufacturer of luxury powerboats, including inboard power yachts, cruising and sport fishing boats
- **1977:** Introduced the Pursuit series of fishing boats
- **1983**: Built Ft. Pierce facility (75K sq. ft.)
- **2000, 2005 & 2018:** Expanded Ft. Pierce facility
- Customers value Pursuit's strong brand, high quality, broad availability, on-time delivery, customer service and competitive prices
- Pursuit exclusively uses Yamaha outboard engines and is one of the largest purchasers of large Yamaha 3 and 5 liter engines


Fort Pierce, FL

Product Offering


Center Console
(24' – 43')
7 models


Offshore
(25' – 38')
3 models


Dual Console
(23' – 35')
5 models

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ROBUST PRODUCT OFFERING

Center Console / Sport

- Central helm and open hull provide 360-degree access to the water
- Ideal for fishing as anglers can walk from bow to stern without navigating around the console
- Sport models offer heightened comfort with luxury amenities and additional seating choices and social areas
- **ASP:** ~$250k
- **Pursuit market share:** ~2.2%



Dual Console

- Superior seating on both sides of the boat provide comfortable lounge areas for many people
- Versatile design ideal for casual cruising and entertainment, but also make exceptional fishing boats
- **ASP:** ~$170k
- **Pursuit market share:** ~9.3%



Offshore

- Combines seaworthiness and fishability with the luxury of cruisers
- Designed for the conditions of the open sea and rigged with equipment for extended offshore fishing trips
- Complete cabin amenities, including sleeping areas
- **ASP:** ~$320k
- **Pursuit market share:** ~18.0%




FY 2017 Dollar Sales
2%
35%
33%
30%
Dual Console
Offshore
Center Console / Sport
Sport Coupe

Source: SSI Calendar Year 2017
Note: Fiscal year ending 7/31
Sport Coupe discontinued in MY17

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A PORTFOLIO OF MARKET LEADING BRANDS

	Malibu / Axis	Cobalt Boats	Pursuit
Boat Segments Served	Performance sport boats	Sterndrive and outboard	Saltwater outboard fishing boats
Market Position (2017)	Performance sport boats: #1	Sterndrive (24' – 29'): #1	Dual console: #4 Center console (24' – 43'): #15 Offshore: #2
Overall Market Growth (2017 vs. 2016)	Performance sport boats: +7%	Sterndrive (24' – 29'): +5%	Dual console: (+7%) Center console (24' – 43'): (+20%) Offshore: (-2%)
Product Portfolio (# of unique boat models)	15	16	15
Boat Size Range	20' – 25'	20' – 40'	23' – 43'
Annual Boat Unit Volume	~4,000	2,000+	500+
Average Sales Price	~$75K	~$80K	~$225K
Dealer Network	185+	130+	40+

Source: SSI Calendar Year 2017

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9 FINANCIAL SUMMARY 99 FINANCIAL SUMMARY 9

FINANCIAL SUMMARY

PURCHASE PRICE	• Acquiring the assets of Pursuit Boats for $100 million • Attractive purchase price multiple of ~6.5x EBITDA
EARNINGS	• Accretive to EPS in FY2019, excluding purchase accounting, acquisition costs • Impact to FY2019 depends on closing date, expected to close in the fourth calendar quarter of 2018
TAXES	• Asset basis step up in transaction provides an estimated $10 million NPV of future tax benefit
FUNDING	• Funded through cash on hand and an incremental revolving credit facility to be added to our existing credit facility
INTEGRATION	• Pursuit to operate in Fort Pierce facility with strong, existing operational team

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CLOSING COMMENTS • Acquisition of meaningful scale and opportunity • Premium brand in a large and fast-growing market segment • Consistent with our stated strategic acquisition approach • Further enhances and diversifies Malibu’s product offerings • Similar business model allows us to use our well developed playbook • Anticipate immediate accretion to FY2019 EPS, excluding purchase accounting and acquisition costs THREE ICONIC BRANDS, ONE GREAT MALIBU BOATS INC. COMPANY 11 11CLOSING COMMENTS • Acquisition of meaningful scale and opportunity • Premium brand in a large and fast-growing market segment • Consistent with our stated strategic acquisition approach • Further enhances and diversifies Malibu’s product offerings • Similar business model allows us to use our well developed playbook • Anticipate immediate accretion to FY2019 EPS, excluding purchase accounting and acquisition costs THREE ICONIC BRANDS, ONE GREAT MALIBU BOATS INC. COMPANY 11 11